EXHIBIT 10.13

               NINTH AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT AND WAIVER AND AMENDMENT TO BUSINESS LOAN SECURITY
                 AGREEMENT AND BUSINESS LOAN CONTINUING GUARANTY

      THIS NINTH AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT AND WAIVER AND WAIVER AND AMENDMENT TO BUSINESS LOAN SECURITY AGREEMENT AND BUSINESS LOAN CONTINUING GUARANTY (the "Amendment") is entered into as of November 15, 1999, between FRESH AMERICA CORP., a Texas corporation ("BORROWER"), the "SUBSIDIARY/DEBTORS" (herein so called) named on the signature pages of this Amendment, and BANK OF AMERICA, N.A., formerly Bank of America NT & SA, successor in interest by merger with Bank of America, N.A., formerly NationsBank, N.A. ("BANK").

      Borrower and Bank entered into the Restated Business Loan Agreement dated February 2, 1998 (as amended, extended, renewed, or restated, the "LOAN AGREEMENT"), providing Borrower with a revolving line of credit. Borrower has requested Bank to amend certain provisions of the Loan Agreement as provided in PARAGRAPH 2 below and the other Loan Documents as provided herein, and provide certain waivers as provided in Paragraph 3 below, and Bank has, upon and subject to the terms of this Amendment, agreed to those amendments and waivers. Accordingly, for adequate and sufficient consideration, Bank, Borrower, and Subsidiary/Debtors hereby agree as follows:

      1. DEFINITIONS. Capitalized terms used herein and defined in the Loan Agreement shall have the meanings set forth in the Loan Agreement except as otherwise provided herein.

      2. AMENDMENTS. The Loan Agreement is amended as follows:

            (A)   SECTION 2.1(A) is entirely amended as follows:

                  DURING THE AVAILABILITY PERIOD DESCRIBED BELOW, THE BANK WILL PROVIDE A LINE OF CREDIT TO THE BORROWER. THE AMOUNT OF THE LINE OF CREDIT (THE "REVOLVING FACILITY COMMITMENT") IS, FROM NOVEMBER 15, 1999, THROUGH MARCH 14, 2000, $22,000,000, FROM
                  MARCH 15, 2000, THROUGH MARCH 29, 2000, $21,500,000, ON MARCH
                  30, 2000, $21,000,000, AND, THEREAFTER, $20,000,000, WHICH
                  AMOUNT IS (I) NOT SUBJECT TO ANY ADJUSTED BORROWING BASE RESTRICTIONS OR REDUCTIONS FROM NOVEMBER 15, 1999, THROUGH MARCH 31, 2000, BUT (II) SUBJECT TO ADJUSTED BORROWING BASE RESTRICTIONS AND REDUCTIONS AT ALL TIMES AFTER MARCH 31, 2000, IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

            (B)   SECTION 2.3 is entirely amended as follows:

                  PURPOSE. THE LINE OF CREDIT WILL BE USED FOR WORKING CAPITAL AND GENERAL CORPORATE PURPOSES OF THE COMPANIES.

            (C) SECTIONS 2.4(A) AND (B) are entirely amended and a new SECTION 2.4(E) is added to read as follows:

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                  (A)   THE BORROWER WILL PAY INTEREST ON ALL AMOUNTS BEARING
                        INTEREST BASED ON THE REFERENCE RATE ON NOVEMBER 15, 1999, AND ON THE LAST DAY OF EACH MONTH THEREAFTER UNTIL PAYMENT IN FULL OF ALL PRINCIPAL OUTSTANDING UNDER THE REVOLVING FACILITY COMMITMENT.

                  (B) ANY AMOUNT BEARING INTEREST AT THE EURODOLLAR RATE (AS DESCRIBED BELOW) WILL BE REPAID AT THE END OF EACH APPLICABLE INTEREST PERIOD, PROVIDED THAT (I) NO INTEREST PERIOD MAY END AFTER THE EXPIRATION DATE, AND
                        (II) IF ANY INTEREST PERIOD IS GREATER THAN ONE MONTH, THEN ACCRUED INTEREST IS ALSO DUE AND PAYABLE ON THE DATE ONE MONTH AFTER THE COMMENCEMENT OF THE APPLICABLE INTEREST PERIOD.

                  (E) THE BORROWER WILL PAY ON MARCH 15, 2000, MARCH 30, 2000, AND MARCH 31, 2000, PRINCIPAL OUTSTANDING UNDER THE REVOLVING NOTE TO THE EXTENT THAT THE PRINCIPAL AMOUNT THEREOF OUTSTANDING ON SUCH DATES PLUS THE OUTSTANDING AMOUNTS OF ANY LETTERS OF CREDIT ON SUCH DATES (INCLUDING THE FACE AMOUNT OF ALL UNDRAWN AND UNCANCELLED LETTERS OF CREDIT AND AMOUNTS DRAWN ON LETTERS OF CREDIT AND NOT YET REIMBURSED), EXCEEDS THE REVOLVING FACILITY COMMITMENT ON SUCH DATES.

            (D)   SECTIONS 6.2(A) AND (D) are entirely amended as follows:

                  (A) PRESENT AND FUTURE ACCOUNTS RECEIVABLE, INVENTORY, MACHINERY, EQUIPMENT, FIXTURES, CONTRACT RIGHTS, PATENTS, TRADEMARKS, LICENSES, OTHER GENERAL INTANGIBLES, INSTRUMENTS, CHATTEL PAPER, AND DOCUMENTS OF EACH PRESENT AND FUTURE COMPANY, TOGETHER WITH ALL PROCEEDS AND PRODUCTS THEREOF, PURSUANT TO THE SECURITY AGREEMENT; INCLUDING WITHOUT LIMITATION BORROWER'S RIGHTS TO PAYMENT UNDER THE SAM'S CONTRACT;

                  (D) FEE SIMPLE INTERESTS OF ANY PRESENT AND FUTURE COMPANY IN ANY REAL PROPERTY (OTHER THAN THE REAL PROPERTY OWNED BY BORROWER IN WHICH BANK ONE, TEXAS, N.A. HAS A FIRST
                        LIEN), PURSUANT TO MORTGAGES OR DEEDS OF TRUST, AS THE CASE MAY BE, IN FORM AND SUBSTANCE ACCEPTABLE TO THE BANK.

            (E)   SECTION 10.3(E) is entirely amended as follows:

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                  (E)   MONTHLY WITHIN THIRTY (30) DAYS AFTER THE LAST DAY OF
                        THE APPLICABLE MONTH, A BORROWING BASE REPORT SETTING FORTH THE RESPECTIVE AMOUNTS OF ACCEPTABLE RECEIVABLES, ACCEPTABLE GROWER CONTRACT RECEIVABLES, AND ACCEPTABLE INVENTORY AS OF THE LAST DAY OF EACH CALENDAR MONTH OR ANY MORE RECENT DATE FOR WHICH SUCH INFORMATION MAY BE AVAILABLE, TOGETHER WITH THE CALCULATION OF THE ADJUSTED BORROWING BASE. ANY BORROWING BASE REPORT WHICH HAS BEEN TIMELY DELIVERED SHALL REMAIN IN EFFECT UNTIL THE NEXT BORROWING BASE REPORT IS TIMELY DELIVERED.

            (F)   SECTION 10.11 is entirely amended as follows:

                  CAPITAL EXPENDITURES. NO COMPANY SHALL MAKE CAPITAL EXPENDITURES OTHER THAN PERMITTED CAPITAL EXPENDITURES. "PERMITTED CAPITAL EXPENDITURES" MEANS FOR ANY FISCAL MONTH, COMMENCING WITH NOVEMBER 1999, A TOTAL AMOUNT OF CAPITAL EXPENDITURES THAT DOES NOT EXCEED $250,000.

            (G)   SECTION 10.13(J) is entirely amended as follows:

                  INVESTMENTS IN OTHER PERSONS MADE ON OR PRIOR TO NOVEMBER 15, 1999; PROVIDED THAT SUCH INVESTMENTS DO NOT IN THE AGGREGATE EXCEED $2,000,000.

            (H) SECTION 10.14 is amended to add the following sentence at the end thereof:

                  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NO PERMITTED ACQUISITION SHALL OCCUR ON OR AFTER NOVEMBER 15, 1999, WITHOUT THE PRIOR WRITTEN CONSENT OF THE BANK.

            (I)   SECTION 10.15 is entirely amended as follows:

                  THE BORROWER SHALL CAUSE EACH OF ITS PRESENT AND FUTURE SUBSIDIARIES OTHER THAN UNRESTRICTED SUBSIDIARIES (WHETHER AS A RESULT OF ACQUISITION, CREATION, OR OTHERWISE) TO PROMPTLY AND FULLY COMPLY WITH SECTIONS 6.1 AND 6.2 AND SHALL CAUSE ITS ACCOUNTS RECEIVABLE, INVENTORY, EQUIPMENT, GENERAL INTANGIBLES, CAPITAL STOCK, AND OTHER ASSETS OR EQUITY SECURITIES OWNED BY ANY COMPANY TO BECOME SUBJECT TO THE LIENS REQUIRED BY SECTION 6.2. ANY SUBSIDIARY OF THE BORROWER FORMED OR ACQUIRED AFTER NOVEMBER 15, 1999, MUST BE A WHOLLY OWNED DIRECT OR INDIRECT SUBSIDIARY OF THE BORROWER, UNLESS SUCH SUBSIDIARY IS WHOLLY OWNED BY A DIRECT SUBSIDIARY OR COMBINATION OF DIRECT SUBSIDIARIES OF THE BORROWER.

            (J)   SECTION 10.25(D) is entirely amended as follows:

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                  SALE, ASSIGN, LEASE, TRANSFER, OR OTHERWISE DISPOSE OF ANY OF
                  ITS ASSETS (INCLUDING, WITHOUT LIMITATION, EQUITY INTERESTS IN ANY REPORTING COMPANY) EXCEPT, WITHOUT DUPLICATION (I) SALES AND DISPOSITIONS OF INVENTORY IN THE ORDINARY COURSE OF BUSINESS, (II) SALES OF ASSETS WHICH ARE OBSOLETE OR ARE NO LONGER IN USE AND WHICH ARE NOT SIGNIFICANT TO THE CONTINUATION OF THAT COMPANY'S BUSINESS, (III) SALES OF ASSETS
                  (A) OBTAINED AS THE RESULT OF MERGERS AND CONSOLIDATIONS PERMITTED UNDER THIS AGREEMENT AND PERMITTED ACQUISITIONS AND
                  (B) WHICH ARE UNNECESSARY TO THAT COMPANY'S BUSINESS OPERATIONS, (IV) SALES AND DISPOSITIONS FROM ANY COMPANY TO ANY OTHER COMPANY, (V) DISPOSITIONS OF ASSETS WHERE SUBSTANTIALLY SIMILAR ASSETS HAVE BEEN OR ARE SIMULTANEOUSLY BEING ACQUIRED, (VI) ARMS-LENGTH SALES AND DISPOSITIONS FROM ANY COMPANY TO ANY UNRESTRICTED SUBSIDIARY IN THE ORDINARY COURSE OF BUSINESS ON CUSTOMARY TRADE TERMS, AND (VII) DISPOSITIONS OF ASSETS ON OR PRIOR TO NOVEMBER 15, 1999, THE NET PROCEEDS OF WHICH DO NOT EXCEED $500,000 IN ANY FISCAL YEAR. PROVIDED, HOWEVER, WITH RESPECT TO ANY SALES OTHER THAN SALES OF INVENTORY IN THE ORDINARY COURSE OF BUSINESS THE BANK SHALL RECEIVE AT LEAST FIVE (5) BANKING DAYS PRIOR WRITTEN NOTICE, AND WITH RESPECT TO SUBSECTIONS (II), (III), AND (VI), THE PROCEEDS OF ALL SUCH SALES (OTHER THAN THE SALE OF CERTAIN ASSETS IN LOUISIANA FOR APPROXIMATELY $350,000 AND THE SALE OF CERTAIN ASSETS IN AUSTIN, TEXAS, FOR APPROXIMATELY $400,000 WHICH SALES CLOSED IN NOVEMBER 1999), EXCLUSIVE OF REASONABLE EXPENSES OF SELLING, SHALL BE IMMEDIATELY APPLIED TOWARDS THE REPAYMENT OF THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING NOTE, AND THE AMOUNT OF SUCH PROCEEDS SHALL ALSO CONSTITUTE A PERMANENT REDUCTION IN THE REVOLVING FACILITY COMMITMENT.

            (K)   SECTION 10.25 is hereby amended to add immediately following
                  Section 10.25(j) the following subsection (k), and subsection
                  (l), and subsection (m) to read as follows:

                  (K) AMEND OR MODIFY ANY AGREEMENT OR OBLIGATION RELATED TO ANY PAYMENT OF PRINCIPAL, INTEREST, EARN OUT, CONTINGENCY PAYMENT, OR OTHER OBLIGATION OWED BY ANY REPORTING COMPANY TO ANY PERSON AS THE RESULT OF THE INCURRENCE OF SUCH OBLIGATIONS IN CONNECTION WITH A PERMITTED ACQUISITION OR THE ACQUISITION BY A REPORTING COMPANY OF SUBSTANTIALLY ALL OF THE BUSINESS (OR PART OF A BUSINESS) OF A PERSON, WHETHER PURSUANT TO AN ASSET ACQUISITION OR A STOCK PURCHASE, WHICH DOES NOT QUALIFY AS A PERMITTED ACQUISITION BUT WHICH THE BANK HAS OTHERWISE PERMITTED, IF SUCH AMENDMENT OR MODIFICATION WOULD INCREASE THE OBLIGATIONS OF THE OBLIGOR OR CONFER ADDITIONAL RIGHTS UPON THE HOLDER THEREOF OR OTHERWISE ADVERSELY AFFECT THE INTERESTS OF THE BANK. FURTHERMORE, THE BORROWER WILL GIVE TO THE BANK NO LESS THAN THREE
                        (3) BANKING DAYS WRITTEN NOTICE PRIOR TO MAKING ANY SUCH PAYMENT ON OR AFTER NOVEMBER 15, 1999.

                  (L) PERMIT THE ADJUSTED BORROWING BASE TO AT ANY TIME ON OR AFTER NOVEMBER 15, 1999, BE LESS THAN $13,131,400.

                  (M) MODIFY THE TREASURY MANAGEMENT ARRANGEMENTS AS IN EFFECT WITH THE BANK ON NOVEMBER 15, 1999, OR OPEN ANY ADDITIONAL DEPOSIT ACCOUNTS WITHOUT PROVIDING TO THE BANK PROMPT NOTICE THEREOF.

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      3. WAIVERS. Subject to the terms and conditions hereof, Bank hereby waives, but only during the Waiver Period (hereinafter defined), the Specified Defaults (hereinafter defined); PROVIDED, HOWEVER, that Bank's waiver of the Specified Defaults and its rights and remedies as a result of the occurrence thereof shall not constitute and shall not be deemed to constitute a waiver of any other Default or Potential Default, whether arising as a result of further violations of any provision of the Loan Agreement previously violated, or a waiver of any rights and remedies arising as a result of such other Defaults or Potential Defaults. As used herein, "WAIVER PERIOD" shall mean the period commencing on the effective date of this Amendment and terminating on the earlier to occur of (i) any further Default or Potential Default, and (ii) March 31, 2000. As used herein, "SPECIFIED DEFAULTS" shall mean the failure of Borrower to observe the covenants set forth in Section 10.4, Section 10.5,
Section 10.6, Section 10.7, Section 10.8, and Section 10.11 of the Loan Agreement for the fiscal quarter ended October 1, 1999, and the failure of Borrower to observe the covenants set forth in Section 10.4, Section 10.5,
Section 10.6, Section 10.7, and Section 10.8 of the Loan Agreement for the fiscal quarter ended December 31, 1999. At the end of the Waiver Period, the waiver of the Specified Defaults will automatically terminate.

      4. CONDITIONS PRECEDENT. This Amendment will not become effective until all corporate actions of Borrower and each of the Subsidiary/Debtors taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to the Bank, and each of the following conditions precedent shall have been satisfied, all of which must occur on or before November 29, 1999:

            (a) Bank has received counterparts of this Amendment duly executed and duly delivered by Bank, Borrower, and each other party named on the signature page below.

            (b) All fees and expenses, including reasonable legal and other professional fees and expenses incurred on or prior to the date of this Amendment by the Bank, including without limitation the fees and expenses of legal counsel and financial advisors to the Bank, shall have been paid to the extent that same had been billed; provided that certain fees and expenses due to Winstead Sechrest & Minick P.C. and PricewaterhouseCoopers LLP shall be subject to Section 5 of this Amendment.

            (c) The Bank shall have received a certificate of the Borrower certifying as to the accuracy, after giving effect to this Amendment, of the representations and warranties set forth in the Loan Agreement, the other Loan Documents and this Amendment, that there exists no Default or Potential Default after giving effect to this Amendment, and that the execution, delivery and performance of this Amendment will not cause a Default or Potential Default.

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            (d)   The Bank shall have received such other documents, instruments and certificates, in form and substance reasonably satisfactory to the Bank, as the Bank shall deem necessary or appropriate in connection with this Amendment and the transactions contemplated hereby, including without limitation copies of resolutions of the boards of directors of each of Borrower and each Subsidiary/Debtor which is a party to the documents contemplated by this Amendment.

            (e) All accrued and unpaid interest due and owing with respect to the Revolving Loan through November 15, 1999, shall have been paid in full.

            (f) Borrower shall have executed and delivered to the Bank, or cause to be executed and delivered to the Bank, the following documents and other items, each satisfactory to the Bank:

                  i. As security for the payment and performance of all now existing and hereafter owing obligations, indebtedness and liabilities owed by the Borrower to the Bank, and all renewals, extensions and modifications thereof, the Borrower shall execute and deliver or cause to be executed and delivered to the Bank mortgages or deeds of trust, as appropriate, in form and substance satisfactory to the Bank, granting to Bank a first priority (except for certain customary permitted encumbrances as delineated on title reports delivered to the Bank and including zoning restrictions, easements, licenses, or other minor irregularities of title which do not in the aggregate materially detract from the value of the property or materially impair the use thereof) lien upon all real property owned by the Borrower and the Subsidiary/Debtors other than the Unrestricted Subsidiaries (the "Deeds of Trust"), which real property is listed on Schedule 1 hereto, together with such UCC-1 financing statements as the Bank may require to confirm the perfection of its security interest in the Collateral.

                  ii. The Borrower shall deliver to the Bank, to be attached to this Amendment as Schedule 3 hereto, a listing of any and all payments of principal, interest, earn-out, contingency payment, or other obligation owed by any Company to any Person which were incurred in connection with the acquisition by Company of substantially all of the business (or part of a business) or shares of a Person, whether pursuant to an asset acquisition or a stock purchase, including the amount of such payment, the date on which such payment is due, the Person to whom such payment is owed, and any grace period currently available with respect to such payment.

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      5. CONDITIONS SUBSEQUENT. As a condition subsequent to the effectiveness of this Amendment, the Borrower shall (a) execute and deliver or cause to be executed and delivered to the Bank, in form and substance reasonably satisfactory to the Bank and its counsel, on or before January 15, 2000, the items delineated on Schedule 2 hereto, and (b) pay or cause to be paid in immediately available funds on or before December 15, 1999, all fees and expenses, including reasonable legal and other professional fees and expenses, incurred on or prior to such date by the Bank, including without limitation certain fees and expenses due to Winstead Sechrest & Minick P.C. and PricewaterhouseCoopers LLP, legal counsel and financial advisors to the Bank, incurred as of the date of this Amendment. Upon the Borrower's failure to deliver or cause to be delivered the items described on Schedule 2 hereto on or before January 15, 2000, or pay such fees and expenses on or before December 15, 1999, the waiver of the Specified Defaults provided in this Amendment will automatically terminate and be of no further force and effect, and a Default shall exist without the giving of further notice or the lapse of further time.

      6. AMENDMENT TO BUSINESS LOAN SECURITY AGREEMENT. Reference is made to the Business Loan Security Agreement dated February 2, 1998, executed by the Borrower and the Subsidiary/Debtors in favor of the Bank, as amended (the "Security Agreement"). Effective as of the date hereof, the Security Agreement is hereby amended as follows:

            (a) The definition of Obligation in paragraph 1 of the Security Agreement is hereby amended as follows:

                  Obligation means all present and future debts, liabilities, and obligations of any Debtor to the Bank, whether now existing or hereafter arising, and whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including without limitation all present and future debts, liabilities, and obligations of any Debtor under the Loan Agreement or any other Loan Document, including without limitation all present and future debts, liabilities, and obligations of each Debtor arising under this agreement, and all present and future out-of-pocket reasonable costs, attorneys' fees, and expenses incurred by Secured Party to enforce any Debtor's or any other obligor's payment on any of the Obligation, including, without limitation (to the extent lawful), all present and future amounts that would become due but for the operation of Section 502 or Section 506 or any other provision of Title 11 of the United States Code and all present and future accrued and unpaid interest (including, without limitation, all post petition interest if any Debtor voluntarily or involuntarily becomes subject to any Debtor Law).

            (b) The definitions of Chattel Paper, Document, Equipment, General Intangibles, and Instrument in paragraph 1 of the Security Agreement are hereby amended to eliminate therefrom the following parenthetical:

                  (other than any Debtor executing an Additional Subsidiaries Supplement pursuant to paragraph 10(e) after May 14, 1998).

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            (c)   Paragraph 4 of the Security Agreement is hereby amended to delete therefrom the following parenthetical:

                  (other than any Debtor executing an Additional Subsidiaries Supplement pursuant to paragraph 10(e) after May 14, 1998).

            (d) Paragraph 10(e) of the Security Agreement is hereby amended to delete therefrom the following parenthetical:

                  (except to the extent certain provisions specifically do not apply to "Debtors" executing an Additional Subsidiaries Supplement after May 14, 1998).

            (e) Effective as of the date hereof, Annex 4 to the Security Agreement is hereby amended to delete therefrom the following two parentheticals:

                  (but only to the extent such provisions apply to a Debtor executing an Additional Subsidiaries Supplement after May 5,
                  1998) and (except to the extent certain provisions expressly do not apply to a Debtor executing an Additional Subsidiaries Supplement after May 5, 1998).

            (f) Each Additional Subsidiaries Supplement to the Security Agreement which has been executed since May 5, 1998, is hereby amended to delete therefrom the following two parentheticals:

                  (but only to the extent such provisions apply to a Debtor executing an Additional Subsidiaries Supplement after May 5,
                  1998) and (except to the extent certain provisions expressly do not apply to a Debtor executing an Additional Subsidiaries Supplement after May 5, 1998).

      7. AMENDMENT TO BUSINESS LOAN CONTINUING GUARANTY. Effective as of the date hereof, the defined term "Debt" as set forth in that certain Business Loan Continuing Guaranty dated as of February 2, 1998, executed by certain Subsidiaries of the Borrower, as supplemented by certain Additional Subsidiaries Supplements to such Guaranty which have been subsequently executed (as supplemented and amended, the "Guaranty"), is hereby amended as follows: The "Debt" includes all indebtedness, obligations, and liabilities to Bank that the Borrower now or hereafter owes, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including without limitation the indebtedness, obligations and liabilities to Bank that Borrower incurs under the Loan Documents at any time, past, present, or future; voluntarily or involuntarily; directly or indirectly; or individually or together with others, and further including all obligations under the Loan Documents due or not yet due; absolute or contingent; liquidated or unliquidated; or for a determined or undetermined amount, and furthermore includes any and all renewals, amendments, restatements, extensions, modifications, and increases of any of the foregoing.

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      8. CONSENT TO BANO SALE. The Bank hereby consents to the sale by the
Borrower of certain personal property assets owned by Fresh America Louisiana, Inc., for approximately $350,000, so long as (i) such sale occurs on or prior to December 15, 1999, (ii) the consideration received in connection with such sale is not less than the fair market value of the assets sold, and (iii) no Default or Potential Default has occurred which has not been waived by the Bank.

      9. RELEASE. In consideration of the Bank's agreements herein and certain other good and valuable consideration, Borrower hereby expressly acknowledges and agrees that as of the date hereof it has no setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against the Bank or any grounds or cause for reduction, modification or subordination of the obligations or owed to the Bank or any liens or security interests of the Bank. To the extent Borrower may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, Borrower hereby waives, and hereby releases the Bank from, any and all of such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

      10. CONTINUED EFFECT. Except to the extent provided herein, all terms, provisions, and conditions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed, and the Loan Agreement and the other Loan Documents shall remain enforceable and binding in accordance with their respective terms. Borrower and each Subsidiary/Debtor confirms and agrees that the other Loan Documents, and the guaranties, liens, and security interests granted therein, shall continue to assure and secure Borrower's obligations and indebtedness to Bank, direct or indirect, arising pursuant to the Revolving Note and the Loan Agreement, whether or not such other Loan Documents shall be expressly affected by this Amendment. All references in the Loan Documents to the Loan Agreement shall hereafter be deemed to be references to the Loan Agreement affected by this Amendment.

      11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this Amendment by signing any of such counterparts. Telecopies of signatures shall be binding and effective as originals.

      12. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and inure to be the benefit of, the parties hereto and their respective heirs, administrators, successors and assigns.

      13. NO ORAL AGREEMENTS. THIS WRITTEN DOCUMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES IN RESPECT OF THE MATTERS COVERED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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      14. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

      15. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Loan Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

    [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK - SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.


BANK  OF  AMERICA,   N.A.  (formerly   FRESH AMERICA CORP., as BORROWER
Bank of America  NT & SA,  successor
in  interest  by merger with Bank of
America,        N.A.,       formerly
NationsBank, N.A.), as BANK


By  /S/ WILLIAM E. LIVINGSTONE, IV     By /S/ JOHN H. GRAY
    William E. Livingstone, IV         John H. Gray, Executive Vice President
    Managing Director

                              CONSENT AND AGREEMENT

To induce Bank to enter into this Amendment the undersigned jointly and severally (a) consent and agree to this Amendment's execution and delivery and the terms hereof, including without limitation the amendments to the Security Agreement and the Guaranty, (b) ratify and confirm that all guaranties, assurances, liens, and subordinations granted, conveyed, or assigned to Bank under the Loan Documents (as they may have been renewed, extended, and amended)
(i) are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (ii) continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future obligations under the Loan Documents, and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Bank and its successors and permitted assigns.

COLUMBIA MARKETING SERVICES, INC.,
JNC ACQUISITION CORP.,
FRESH AMERICA ARIZONA, INC.,
FRESH AMERICA CALIFORNIA, INC.,
ELEANOR CORPORATION,
TORONTO CORPORATION,
FRESH AMERICA LOUISIANA, INC.,
FRESH AMERICA GEORGIA, INC.,
FRESH AMERICA FLORIDA, INC.,
HEREFORD HAVEN, INC.,
FRANCISCO ACQUISITION CORP.,
ALLIED-PERRICONE, INC., F/K/A SAM PERRICONE CITRUS CO., each as a
SUBSIDIARY/DEBTOR

By /S/ JOHN H. GRAY
   John H. Gray, Vice President of each of the above companies

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
                                   SCHEDULE 1

                                  REAL PROPERTY

1.  Cutten Road, Houston, Texas

2.  N.W. 16th Street, Richmond, Indiana

3.  Genet Street, Scranton, Pennsylvania

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
                                   SCHEDULE 2

                              CONDITIONS SUBSEQUENT

1. Mortgagee policies of title insurance insuring the priority of the Bank's lien on the real property described on Schedule 1, in an amount, issued by a title company, and showing a state of title and exceptions thereto satisfactory to the Bank.

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
                                   SCHEDULE 3

                              ACQUISITION PAYMENTS


                                                       DATE     ANY AVAILABLE
       OBLIGOR          AMOUNT            PAYEE        DUE      GRACE PERIOD
       -------          ------            -----        ----     -------------

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